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                          SUPPLEMENT TO PROSPECTUSES

                                      for

                    Variable Life Select, dated May 1, 1998
           Survivorship Variable Universal Life, dated June 5, 1998
                 Variable Universal Life, dated July 23, 1998



The following information supplements the section of the prospectus that describes the Guaranteed Principal Account. It follows the last sentence in that section. This change pertains to all Variable Life Select, Survivorship Variable Universal Life and Variable Universal Life policies.



In addition to the guaranteed minimum interest rate, the Company will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate.